SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report August 14, 2001
                         ------------------------------
                        (Date of Earliest Event Reported)




                              EQUITY ONE ABS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)



      Delaware                       333-53404                    52-2029487
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(State of Incorporation)      (Commission File No.)      (IRS Employer I.D. No.)



     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
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                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

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Item 5.   Other Events.
          -------------

          Filing of Certain Materials.

          Pursuant to Rule 424(b) under the Securities Act of 1933, subsequent to the filing of this Current Report on Form 8-K (the "Form 8-K"), Equity One ABS, Inc. is filing a prospectus and prospectus supplement (the "Prospectus Supplement") with the Securities and Exchange Commission (the "Commission") relating to its Mortgage Pass-Through Certificates, Series 2001-2.

          Incorporation of Certain Documents by Reference.

          The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2000 and 1999, and for each of the years in the three year period ended December 31, 2000, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Commission on March 28, 2001; Commission File Number 001-10777) are hereby incorporated by reference into this Form 8-K and have been audited by KPMG LLP. The consent of KPMG LLP to the incorporation by reference of their report on such financial statements in this Form 8-K and to being named as "Experts" in the Prospectus Supplement is attached hereto as Exhibit 23.1.

          The unaudited consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of June 30, 2001 and for the periods ended June 30, 2001 and June 30, 2000, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. (which was filed with the Commission on August 10, 2001) are hereby incorporated by reference into this Form 8-K.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

          (a)       Not applicable.

          (b)       Not applicable.

          (c)       Exhibits:

                    23.1      Consent of KPMG LLP.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                EQUITY ONE ABS, INC.



                                By: /s/ James H. Jenkins
                                    ------------------------------------
                                    James H. Jenkins, Chief Financial Officer


Dated:   August 14, 2001


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                                  Exhibit Index
                                  -------------

Exhibit           Document
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23.1              Consent of KPMG LLP





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